Exhibit 4

                               [US LEC Corp. Logo]
                                                                    CLASS A
                                                               COMMON STOCK

NUMBER                                                           SHARES

                                  US LEC CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                          CUSIP 90331S 10 9
THIS CERTIFIES THAT:



IS THE REGISTERED HOLDER OF

          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF

                                  US LEC Corp.

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated

Countersigned and Registered:                  /s/ Richard T. Aab
                                                        Chairman and Chief
                                                        Executive Officer


First Union National Bank
(Charlotte, North Carolina) Transfer Agent and           /s/ Tansukh V. Ganatra
Registrar                                                   Assistant Secretary
By
Authorized Officer

                              SEAL OF US LEC CORP.

                                  US LEC CORP.


     The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of US LEC Corp. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

     The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent and registrar.

     The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   --   as tenants in common                         UNIF GIFT MIN ACT--  ............Custodian..........
   TEN ENT   --   as tenants joined by the entireties                                  (Cust)              (Minor)
   JT TEN    --   as joint tenants with right of                                    Under Uniform Gifts to Minors
                  survivorship and not as                                           Act ...........................
                  tenants in common                                                               (State)
                                                              UNIF TRANS MIN ACT --  ............Custodian..........
                                                                                         (Cust)              (Minor)
                                                                                    Under   Uniform   Transfers   to
                                                                                    Minors Act .....................
                                                                                                  (State)



                      Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
                   ----------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
       ------------------------------------------------


       ------------------------------------------------



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        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE)


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                                                                        Shares
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of the Common Stock represented by the within certificate, do and hereby irrevocably constitute and appoint

                                                                   Attorney
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                                       2
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------------------

                           NOTICE:
                                  --------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

     SIGNATURE(S) GUARANTEED:
                             ------------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.

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